MFS(R) NEW DISCOVERY FUND

                        Supplement to Current Prospectus


Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee for MFS New Discovery Fund as follows: (a) the management fee is reduced from an annual rate of 0.90% to 0.80% on net assets up to $1.5 billion and (b) further reduced to 0.75% on net assets in excess of $1.5 billion. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the Fund.

                The date of this Supplement is September 1, 2004.